Schedule of Investments PIMCO Corporate & Income Strategy Fund	October 31, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 130.7% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.6%

Advanz Pharma Corp. 7.528% (LIBOR03M + 5.500%) due 09/06/2024 ~	$4,539	$4,266
Alphabet Holding Co., Inc. 5.544% (LIBOR03M + 3.500%) due 09/26/2024 ~	98	90
Altice France S.A. 6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~	297	293
CenturyLink, Inc. 4.794% (LIBOR03M + 2.750%) due 01/31/2025 ~	345	343
Diamond Resorts Corp. 5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~	558	538
Dubai World (2.500% Cash and 1.750% PIK) 4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)	494	460
Emerald TopCo, Inc. 5.544% (LIBOR03M + 3.500%) due 07/24/2026 ~	107	106
Envision Healthcare Corp. 5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~	11,200	9,100
Financial & Risk U.S. Holdings, Inc. 5.794% (LIBOR03M + 3.750%) due 10/01/2025 ~	689	693
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	173	172
Frontier Communications Corp. 5.800% (LIBOR03M + 3.750%) due 06/15/2024 ~	588	587
iHeartCommunications, Inc. 6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~	4,402	4,422
IRB Holding Corp. 5.550% (LIBOR03M + 3.250%) due 02/05/2025 ~	930	925
Jefferies Finance LLC 5.875% (LIBOR03M + 3.750%) due 06/03/2026 «~	21	21
McDermott Technology Americas, Inc.
TBD% due 10/21/2021	1,163	1,122
7.104% (LIBOR03M + 5.000%) due 05/09/2025 ~	2,088	1,279
Messer Industries GmbH 4.604% (LIBOR03M + 2.500%) due 03/01/2026 ~	65	64
MH Sub LLC 5.794% (LIBOR03M + 3.750%) due 09/13/2024 ~	118	115
Ministry of Finance of Tanzania 7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	101
Nascar Holdings, Inc. TBD% due 10/19/2026	72	72
NCI Building Systems, Inc. 5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~	40	38
Neiman Marcus Group Ltd. LLC
8.057% (LIBOR03M + 6.000%) due 10/25/2023 ~	11,423	8,449
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~	7,511	5,521
Ortho-Clinical Diagnostics S.A. 5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~	577	552
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^(e)	100	94
Parexel International Corp. 4.794% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	85
PetSmart, Inc. 6.040% (LIBOR03M + 4.000%) due 03/11/2022 ~	66	65
PG&E Corp. TBD% due 04/16/2020	1,186	1,190
Sprint Communications, Inc. 4.563% (LIBOR03M + 2.500%) due 02/02/2024 ~	1,560	1,545
Starfruit Finco BV 5.292% (LIBOR03M + 3.250%) due 10/01/2025 ~	183	179
Sunshine Luxembourg VII SARL TBD% (LIBOR03M + 4.250%) due 10/01/2026 ~	194	194
Syniverse Holdings, Inc. 7.028% (LIBOR03M + 5.000%) due 03/09/2023 ~	6,111	5,549
U.S. Renal Care, Inc. 7.063% (LIBOR03M + 5.000%) due 06/26/2026 ~	421	390
Univision Communications, Inc. 4.794% (LIBOR03M + 2.750%) due 03/15/2024 ~	3,938	3,805
West Corp. 6.044% (LIBOR03M + 4.000%) due 10/10/2024 ~	32	27
Westmoreland Mining Holdings LLC 10.389% (LIBOR03M + 8.250%) due 03/15/2022 «~	1,249	1,262
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)	3,177	2,409

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Windstream Services LLC
TBD% due 03/29/2021		1,300	1,319
TBD% (PRIME + 4.250%) due 02/17/2024 ~		3,700	3,713
Total Loan Participations and Assignments (Cost $69,005)			61,155

CORPORATE BONDS & NOTES 53.3%

BANKING & FINANCE 22.9%

AGFC Capital Trust 3.751% (US0003M + 1.750%) due 01/15/2067 ~(m)		2,300	1,219
Ally Financial, Inc.
4.250% due 04/15/2021		50	51
8.000% due 11/01/2031 (m)		1,767	2,458
Ambac LSNI LLC 7.104% due 02/12/2023 •(m)		523	528
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	12,067	14,686
8.625% due 07/15/2023		$200	187
Athene Holding Ltd. 4.125% due 01/12/2028		24	25
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		153	165
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		35	38
5.000% due 04/20/2048		59	63
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(i)(j)	EUR	600	679
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	700	212
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)	EUR	500	593
Barclays PLC
3.250% due 01/17/2033	GBP	200	275
5.250% due 08/17/2045		$235	283
7.125% due 06/15/2025 •(i)(j)	GBP	1,300	1,846
7.250% due 03/15/2023 •(i)(j)		6,300	8,768
7.750% due 09/15/2023 •(i)(j)(m)		$800	853
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70	70
Brookfield Finance, Inc.
3.900% due 01/25/2028		76	80
4.700% due 09/20/2047		182	204
Cantor Fitzgerald LP
4.875% due 05/01/2024		29	31
6.500% due 06/17/2022 (m)		8,000	8,637
CBL & Associates LP
5.250% due 12/01/2023		112	79
5.950% due 12/15/2026 (m)		986	661
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		200	226
Credit Suisse Group AG 7.500% due 07/17/2023 •(i)(j)		200	216
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	1,657	1,809
EPR Properties 4.750% due 12/15/2026 (m)		$2,130	2,322
ESH Hospitality, Inc. 4.625% due 10/01/2027		102	102
Flagstar Bancorp, Inc. 6.125% due 07/15/2021 (m)		3,500	3,674
Ford Motor Credit Co. LLC 5.183% (US0003M + 3.140%) due 01/07/2022 ~(m)		800	824
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		403	408
6.750% due 03/15/2022 (m)		476	497
GSPA Monetization Trust 6.422% due 10/09/2029		3,362	3,940
HSBC Bank PLC 6.330% due 05/18/2023		5,800	6,058
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	277
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,700	3,430
6.500% due 03/23/2028 •(i)(j)		$480	509
Hunt Cos., Inc. 6.250% due 02/15/2026		24	24
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		300	308
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		66	69
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		300	330
7.625% due 06/27/2023 •(i)(j)	GBP	2,166	3,142
7.875% due 06/27/2029 •(i)(j)		5,655	8,920

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		$6,100	6,104
Nationstar Mortgage LLC 6.500% due 07/01/2021 (m)		591	595
Navient Corp.
5.625% due 08/01/2033 (m)		686	604
6.500% due 06/15/2022		78	84
Newmark Group, Inc. 6.125% due 11/15/2023		62	68
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		1,122	1,164
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		142	149
5.500% due 02/15/2024		20	22
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		3,070	3,135
8.000% due 08/10/2025 •(i)(j)(m)		6,390	7,325
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	3,795	5,263
7.375% due 06/24/2022 •(i)(j)		3,520	4,904
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	211
7.375% due 10/04/2023 •(i)(j)(m)		600	642
Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		1,200	1,294
6.125% due 03/15/2024		132	145
6.625% due 01/15/2028		331	367
6.875% due 03/15/2025		93	106
Tesco Property Finance PLC 7.623% due 07/13/2039	GBP	234	444
TP ICAP PLC 5.250% due 01/26/2024 (m)		2,939	4,123
UniCredit SpA 7.830% due 12/04/2023 (m)		$4,050	4,778
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	2,885	4,265
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		$6,420	6,670
			132,238
INDUSTRIALS 22.9%

Altice Financing S.A. 7.500% due 05/15/2026 (m)		1,400	1,491
Altice France S.A. 7.375% due 05/01/2026 (m)		5,340	5,732
Associated Materials LLC 9.000% due 01/01/2024 (m)		774	681
Avon International Capital PLC 6.500% due 08/15/2022		24	25
Baffinland Iron Mines Corp. 8.750% due 07/15/2026 (m)		1,400	1,407
BCPE Cycle Merger Sub, Inc. 10.625% due 07/15/2027		71	67
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		150	105
Bombardier, Inc.
7.500% due 03/15/2025		11	11
7.875% due 04/15/2027 (m)		1,927	1,826
Camelot Finance S.A. 4.500% due 11/01/2026		28	28
Charles River Laboratories International, Inc. 4.250% due 05/01/2028		22	22
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024 (m)		2,837	3,126
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		9,499	9,291
8.000% due 03/15/2026 (m)		753	738
8.625% due 01/15/2024 (m)		1,160	1,188
Connect Finco SARL 6.750% due 10/01/2026		58	60
Continental Airlines Pass-Through Trust 9.798% due 10/01/2022		231	239
Core & Main Holdings LP (8.625% Cash or 9.375% PIK) 8.625% due 09/15/2024 (d)		39	39
DAE Funding LLC
5.250% due 11/15/2021		268	280
5.750% due 11/15/2023		268	281
Dell International LLC 6.020% due 06/15/2026 (m)		2,514	2,871
Diamond Resorts International, Inc. 7.750% due 09/01/2023 (m)		2,730	2,835
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		4,100	4,174
Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK) 7.750% due 05/15/2022 (d)		16	16

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Eldorado Resorts, Inc. 6.000% due 09/15/2026 (m)		2,000	2,203
Exela Intermediate LLC 10.000% due 07/15/2023 (m)		117	56
Fairstone Financial, Inc. 7.875% due 07/15/2024		303	320
Ferroglobe PLC 9.375% due 03/01/2022 (m)		1,550	1,008
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		1,414	1,389
6.875% due 03/01/2026 (m)		1,558	1,533
7.000% due 02/15/2021		156	157
Flex Ltd. 4.875% due 06/15/2029		110	118
FMG Resources Pty. Ltd. 4.500% due 09/15/2027		50	50
Ford Motor Co. 7.700% due 05/15/2097 (m)		7,315	8,156
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		5,650	3,334
Frontier Finance PLC 8.000% due 03/23/2022	GBP	4,600	6,140
Full House Resorts, Inc.
8.575% due 01/31/2024		$293	289
9.738% due 02/02/2024		25	25
General Electric Co.
0.375% due 05/17/2022	EUR	200	223
5.000% due 01/21/2021 •(i)		$261	252
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		17	21
6.875% due 01/10/2039		10	13
HCA, Inc. 7.500% due 11/15/2095 (m)		1,200	1,347
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030		26	28
iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		1,176	1,271
8.375% due 05/01/2027 (m)		2,179	2,348
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	300	343
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		100	112
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$444	457
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		327	336
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		86	80
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		44	46
8.500% due 10/15/2024 (m)		550	555
9.750% due 07/15/2025		215	224
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		10,499	10,000
8.125% due 06/01/2023 (m)		1,121	949
Kinder Morgan, Inc. 7.800% due 08/01/2031 (m)		3,580	4,863
Live Nation Entertainment, Inc. 4.750% due 10/15/2027		8	8
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025 (m)		474	160
Micron Technology, Inc. 5.327% due 02/06/2029		152	168
NCR Corp. 5.750% due 09/01/2027		2	2
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	223
3.875% due 11/15/2029		604	691
4.625% due 05/15/2029		200	245
4.875% due 06/15/2030		$100	101
5.375% due 11/15/2029		60	63
New Albertson's LP 6.570% due 02/23/2028 (m)		5,600	4,998
Noble Holding International Ltd. 7.875% due 02/01/2026		173	115
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/29/2019 (h)(i)		345	4
0.000% due 12/02/2019 (h)(i)		407	5
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		342	332
Pacific Drilling SA 8.375% due 10/01/2023		307	246
Pan American Energy LLC 57.343% (BADLARPP) due 11/20/2020 «~(a)	ARS	49,770	564
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$117	111

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,322	7,623
4.750% due 02/26/2029		600	697
6.490% due 01/23/2027		$70	75
6.500% due 03/13/2027		190	202
6.750% due 09/21/2047		50	50
6.840% due 01/23/2030		220	235
7.690% due 01/23/2050		110	120
PetSmart, Inc. 5.875% due 06/01/2025		91	90
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	750	810
Prime Security Services Borrower LLC 9.250% due 05/15/2023 (m)		$454	478
QVC, Inc.
5.450% due 08/15/2034		686	692
5.950% due 03/15/2043 (m)		3,475	3,482
Radiate Holdco LLC 6.875% due 02/15/2023		62	64
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	200	242
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,000	1,736
Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	212
5.125% due 08/08/2025 (m)		200	221
5.400% due 08/08/2028 (m)		2,129	2,414
Scotts Miracle-Gro Co. 4.500% due 10/15/2029		7	7
Sensata Technologies, Inc. 4.375% due 02/15/2030		28	28
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		1,909	1,980
Spirit Issuer PLC 3.458% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,278
Telesat Canada 6.500% due 10/15/2027		$42	44
Tenet Healthcare Corp. 4.625% due 09/01/2024		33	34
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021 (m)		1,864	1,796
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022 (m)		1,332	1,217
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	256	281
2.200% due 07/21/2021 (m)		$1,141	1,086
3.250% due 04/15/2022	EUR	300	332
Times Square Hotel Trust 8.528% due 08/01/2026		$1,375	1,612
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,899	2,000
5.750% due 09/30/2039 (m)		4,138	4,637
TransDigm, Inc. 5.500% due 11/15/2027 (c)		106	106
Transocean Pontus Ltd. 6.125% due 08/01/2025		130	130
Transocean, Inc.
7.250% due 11/01/2025		74	66
7.500% due 01/15/2026		26	23
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		40	39
Triumph Group, Inc.
5.250% due 06/01/2022		24	24
6.250% due 09/15/2024		67	71
Unigel Luxembourg S.A. 8.750% due 10/01/2026		400	403
United Group BV
4.375% due 07/01/2022	EUR	100	114
4.875% due 07/01/2024		100	116
United Rentals North America, Inc. 3.875% due 11/15/2027 (c)		$24	24
Univision Communications, Inc. 5.125% due 02/15/2025 (m)		539	529
Valaris PLC
5.750% due 10/01/2044		80	33
7.750% due 02/01/2026		18	10
Vale Overseas Ltd.
6.250% due 08/10/2026		151	176
6.875% due 11/21/2036		59	75
6.875% due 11/10/2039		43	55
ViaSat, Inc. 5.625% due 09/15/2025		92	94
Virgin Media Secured Finance PLC 5.000% due 04/15/2027	GBP	200	274
Wyndham Destinations, Inc.
3.900% due 03/01/2023		$72	73

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

5.400% due 04/01/2024		10	11
5.750% due 04/01/2027		714	781
			131,843
UTILITIES 7.5%

DTEK Finance PLC (10.750% Cash and 0.000% PIK) 10.750% due 12/31/2024 (d)		1,192	1,218
Edison International
2.400% due 09/15/2022		58	57
2.950% due 03/15/2023		5	5
5.750% due 06/15/2027		51	55
Frontier Communications Corp. 8.000% due 04/01/2027		102	107
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		7,166	7,722
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		270	270
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		178	106
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(m)		1,166	1,149
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		4,621	1,201
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		450	420
2.950% due 03/01/2026 ^(e)		392	367
3.250% due 09/15/2021 ^(e)		607	574
3.250% due 06/15/2023 ^(e)		273	256
3.300% due 03/15/2027 ^(e)(m)		716	673
3.300% due 12/01/2027 ^(e)(m)		1,400	1,321
3.400% due 08/15/2024 ^(e)		378	359
3.500% due 06/15/2025 ^(e)(m)		735	700
3.750% due 02/15/2024 ^(e)(m)		691	656
3.750% due 08/15/2042 ^(e)		22	20
3.850% due 11/15/2023 ^(e)		67	64
4.000% due 12/01/2046 ^(e)		7	6
4.250% due 05/15/2021 ^(e)		1,695	1,619
4.250% due 08/01/2023 ^(e)		400	380
4.300% due 03/15/2045 ^(e)		27	25
4.500% due 12/15/2041 ^(e)		275	255
4.600% due 06/15/2043 ^(e)		118	112
4.650% due 08/01/2028 ^(e)(m)		930	902
4.750% due 02/15/2044 ^(e)(m)		632	612
5.125% due 11/15/2043 ^(e)(m)		817	792
5.400% due 01/15/2040 ^(e)		16	16
5.800% due 03/01/2037 ^(e)(m)		2,243	2,249
6.050% due 03/01/2034 ^(e)(m)		2,083	2,099
6.250% due 03/01/2039 ^(e)(m)		629	643
6.350% due 02/15/2038 ^(e)(m)		794	812
Petrobras Global Finance BV
5.093% due 01/15/2030		2,388	2,535
6.250% due 12/14/2026	GBP	3,966	6,094
6.625% due 01/16/2034		100	155
Rio Oil Finance Trust
8.200% due 04/06/2028		$250	287
9.250% due 07/06/2024		317	355
9.250% due 07/06/2024 (m)		2,307	2,578
9.750% due 01/06/2027 (m)		173	202
9.750% due 01/06/2027		208	243
Southern California Edison Co.
3.650% due 03/01/2028		5	5
5.750% due 04/01/2035		10	12
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		39	46
Sprint Communications, Inc. 6.000% due 11/15/2022		40	42
Sprint Corp.
7.125% due 06/15/2024		742	807
7.250% due 09/15/2021 (m)		420	449
7.875% due 09/15/2023		1,180	1,305
Talen Energy Supply LLC 6.625% due 01/15/2028		30	29
Transocean Poseidon Ltd. 6.875% due 02/01/2027		110	111

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Transocean Sentry Ltd. 5.375% due 05/15/2023	100	99
		43,178
Total Corporate Bonds & Notes (Cost $291,550)		307,259

CONVERTIBLE BONDS & NOTES 0.9%

INDUSTRIALS 0.9%

Caesars Entertainment Corp. 5.000% due 10/01/2024	994	1,761
DISH Network Corp. 3.375% due 08/15/2026	3,400	3,188
		4,949
UTILITIES 0.0%

Ensco Jersey Finance Ltd. 3.000% due 01/31/2024	10	7
Total Convertible Bonds & Notes (Cost $5,261)		4,956

MUNICIPAL BONDS & NOTES 4.5%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.750% due 10/01/2037	1,220	1,285

ILLINOIS 2.8%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040	12,700	15,404
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029	110	122
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	41
7.350% due 07/01/2035	20	24
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	270	292
		15,883
VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	760	735

WEST VIRGINIA 1.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	1,859
7.467% due 06/01/2047	5,670	5,856
		7,715
Total Municipal Bonds & Notes (Cost $22,895)		25,618

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.000% due 02/25/2043 (a)(m)	48,213	6,886
5.373% due 07/25/2029 •	850	891
7.573% due 07/25/2029 •	1,150	1,353
Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,400	5,891
0.100% due 02/25/2046 (a)	77,123	72
4.599% due 11/25/2055 «~	8,050	4,890
9.373% due 12/25/2027 •	3,279	3,930
12.573% due 03/25/2025 •	722	950
Total U.S. Government Agencies (Cost $25,410)		24,863

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.3%

Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	2,762	2,702
6.000% due 01/25/2036 ^	87	87
Banc of America Funding Trust 6.000% due 07/25/2037 ^	278	269
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^	267	266
BCAP LLC Trust
3.716% due 08/28/2037 ~	6,074	6,022
3.874% due 03/27/2036 ~	2,297	2,034
4.866% due 03/26/2037 þ	762	902
Bear Stearns ALT-A Trust
2.323% due 01/25/2036 ^•	1,013	1,171
3.828% due 11/25/2036 ^~	3,476	2,918

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

3.949% due 08/25/2036 ^~	790	535
3.962% due 09/25/2047 ^~	5,445	4,427
4.237% due 09/25/2035 ^~	475	397
4.244% due 11/25/2035 ^~	4,386	4,165
Bear Stearns Commercial Mortgage Securities Trust 5.728% due 04/12/2038 ~	210	213
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	743	715
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~	3	2
CD Mortgage Trust 5.688% due 10/15/2048	6,829	3,532
Chase Mortgage Finance Trust
4.219% due 12/25/2035 ^~	8	8
6.000% due 07/25/2037 ^	728	577
Citigroup Mortgage Loan Trust
4.382% due 09/25/2037 ^~	579	504
4.542% due 04/25/2037 ^~	200	181
Commercial Mortgage Loan Trust 6.035% due 12/10/2049 ~	2,357	1,547
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~	971	760
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	275	200
5.750% due 01/25/2035	259	267
5.750% due 02/25/2035	323	311
5.750% due 03/25/2037 ^	606	521
6.000% due 02/25/2035	975	945
6.000% due 04/25/2036	921	632
6.000% due 02/25/2037 ^	5,266	3,357
6.000% due 04/25/2037 ^	1,056	743
6.000% due 07/25/2037 ^	44	44
6.250% due 12/25/2036 ^•	1,412	1,002
6.500% due 08/25/2036 ^	462	281
Countrywide Home Loan Mortgage Pass-Through Trust
3.808% due 09/20/2036 ^~	230	215
6.000% due 07/25/2037	1,473	1,081
Credit Suisse Mortgage Capital Certificates 4.184% due 10/26/2036 ~	7,062	5,408
GS Mortgage Securities Corp. Trust 4.591% due 10/10/2032 ~	4,800	4,733
GS Mortgage Securities Trust 5.622% due 11/10/2039	643	558
GSR Mortgage Loan Trust
4.307% due 08/25/2034 ~	305	301
5.500% due 05/25/2036 ^	212	356
6.000% due 02/25/2036 ^	2,187	1,621
HarborView Mortgage Loan Trust
2.326% due 01/19/2036 ^•	1,902	1,778
3.993% due 06/19/2036 ^~	5,435	3,973
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,393	1,994
Jefferies Resecuritization Trust 6.000% due 05/26/2036	10,892	8,469
JPMorgan Alternative Loan Trust
3.955% due 03/25/2037 ^~	1,277	1,271
6.000% due 12/25/2035 ^	1,538	1,453
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045	653	269
JPMorgan Mortgage Trust
4.236% due 02/25/2036 ^~	1,723	1,435
4.288% due 01/25/2037 ^~	487	470
4.399% due 04/25/2037 ~	6	6
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	738	527
5.562% due 02/15/2040 ^~	312	191
Lehman Mortgage Trust 6.000% due 07/25/2037 ^	128	120
Lehman XS Trust 2.043% due 06/25/2047 •	1,698	1,564
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,729	1,136
Merrill Lynch Mortgage Investors Trust 4.301% due 03/25/2036 ^~	646	468
Motel 6 Trust 8.848% due 08/15/2024 •	6,638	6,758
Residential Accredit Loans, Inc. Trust
2.053% due 05/25/2037 ^•	124	90
5.265% due 12/26/2034 ^~	1,440	1,028
6.000% due 08/25/2036 ^	289	281
Residential Asset Mortgage Products Trust 6.500% due 12/25/2031	33	33
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,707	1,680
6.250% due 09/25/2037 ^	2,528	1,524
6.250% due 06/25/2046 ~	1,155	1,132

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Residential Funding Mortgage Securities, Inc. Trust
4.628% due 02/25/2037 ~		1,334	1,131
6.500% due 03/25/2032		102	107
Sequoia Mortgage Trust
3.956% due 02/20/2047 ~		285	271
4.040% due 07/20/2037 ^~		586	527
Structured Adjustable Rate Mortgage Loan Trust
4.225% due 11/25/2036 ^~		1,988	1,896
4.239% due 07/25/2035 ^~		600	570
4.246% due 01/25/2036 ^~		1,980	1,490
SunTrust Adjustable Rate Mortgage Loan Trust
4.650% due 02/25/2037 ^~		252	242
4.660% due 04/25/2037 ^~		375	316
WaMu Mortgage Pass-Through Certificates Trust
3.600% due 07/25/2037 ^~		360	332
3.679% due 10/25/2036 ^~		1,945	1,824
3.969% due 02/25/2037 ^~		513	496
3.994% due 07/25/2037 ^~		890	850
Washington Mutual Mortgage Pass-Through Certificates Trust
3.230% due 05/25/2047 ^•		94	16
6.000% due 10/25/2035 ^		1,602	1,317
Total Non-Agency Mortgage-Backed Securities (Cost $100,047)			105,545

ASSET-BACKED SECURITIES 19.9%

ACE Securities Corp. Home Equity Loan Trust 2.213% due 02/25/2036 •		24,666	18,822
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,473
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	3,261
Argent Securities Trust 2.013% due 03/25/2036 •		3,663	2,291
Avoca CLO DAC 0.000% due 10/15/2030 ~	EUR	1,600	1,102
Bear Stearns Asset-Backed Securities Trust
1.963% due 10/25/2036 ^•		$3,596	4,308
6.500% due 10/25/2036 ^		344	263
Belle Haven ABS CDO Ltd. 2.539% due 07/05/2046 •		175,347	263
BlueMountain CLO Ltd. 7.451% due 04/13/2027 •		1,000	983
Carlyle Global Market Strategies CLO Ltd. 0.000% due 07/20/2029		1,895	1,076
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(h)		7	3,268
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	1,016
0.000% due 10/22/2031 ~		1,500	686
Citigroup Mortgage Loan Trust 1.983% due 12/25/2036 •		3,730	2,592
Countrywide Asset-Backed Certificates
1.963% due 06/25/2047 ^•		1,397	1,253
1.993% due 03/25/2037 •		1,303	1,226
First Franklin Mortgage Loan Trust
2.768% due 09/25/2035 •		3,441	2,826
2.798% due 05/25/2036 •		6,527	5,863
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		8	1,005
Fremont Home Loan Trust 2.753% due 06/25/2035 ^•		6,000	5,753
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	354
Home Equity Mortgage Loan Asset-Backed Trust 1.983% due 07/25/2037 •		$9,818	6,697
HSI Asset Securitization Corp. Trust 0.000% due 10/25/2036 (h)		2,836	1,167
JPMorgan Mortgage Acquisition Trust 4.623% due 10/25/2030 ^þ		5,245	3,791
Lehman XS Trust 5.170% due 08/25/2035 ^þ		95	95
LNR CDO Ltd. 2.759% due 02/28/2043 •		2,717	860
Long Beach Mortgage Loan Trust 2.123% due 01/25/2036 •		4,172	3,967
Marlette Funding Trust 0.000% due 09/17/2029 «(h)		7	2,867
Merrill Lynch Mortgage Investors Trust 1.983% due 04/25/2037 •		514	312
Morgan Stanley ABS Capital, Inc. Trust 1.973% due 06/25/2036 •		388	335
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		622	433
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.343% due 08/25/2035 •		5,000	4,723
3.593% due 10/25/2034 •		573	580

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Residential Asset Mortgage Products Trust 3.023% due 01/25/2035 ^•		2,751	2,400
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		3	3,496
SLM Student Loan Trust 0.000% due 01/25/2042 (h)		4	2,587
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,052
0.000% due 10/15/2048 «(h)		1	848
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	1,605
0.000% due 07/25/2040 «(h)		21	913
0.000% due 09/25/2040 (h)		1,718	908
Soundview Home Loan Trust 2.073% due 08/25/2037 •		2,000	1,910
South Coast Funding Ltd. 2.781% due 08/10/2038 •		10,104	1,875
Symphony CLO Ltd. 6.601% due 07/14/2026 •		2,000	1,877
Taberna Preferred Funding Ltd.
2.513% due 07/05/2035 •		4,600	4,186
2.667% due 08/05/2036 •		318	283
2.667% due 08/05/2036 ^•		5,889	5,241
Total Asset-Backed Securities (Cost $109,323)			114,692

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	4,700	58
3.375% due 01/15/2023	EUR	200	86
3.380% due 12/31/2038 þ		3,970	1,747
3.875% due 01/15/2022		200	89
4.000% due 03/06/2020	ARS	31,897	144
5.250% due 01/15/2028	EUR	200	85
6.250% due 11/09/2047		100	43
7.820% due 12/31/2033		9,275	5,005
15.500% due 10/17/2026	ARS	27,100	130
57.071% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		60,696	311
59.928% (BADLARPP) due 10/04/2022 ~(a)		58	0
60.576% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		800	5
72.477% (ARLLMONP) due 06/21/2020 ~(a)		139,161	756
Autonomous City of Buenos Aires Argentina 58.422% due 03/29/2024 •(a)		296,438	2,458
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	1,500	1,809
Export-Credit Bank of Turkey 8.250% due 01/24/2024		$200	214
Peru Government International Bond
5.400% due 08/12/2034	PEN	12	4
5.700% due 08/12/2024		121	40
5.940% due 02/12/2029		2,469	834
6.150% due 08/12/2032		372	127
6.350% due 08/12/2028		6,080	2,104
6.900% due 08/12/2037		54	20
6.950% due 08/12/2031		873	317
8.200% due 08/12/2026		1,856	700
Provincia de Buenos Aires 58.086% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	136,752	576
Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	142	176
3.000% due 02/24/2024 þ		142	181
3.000% due 02/24/2025 þ		142	185
3.000% due 02/24/2026 þ		142	189
3.000% due 02/24/2027 þ		142	191
3.000% due 02/24/2028 þ		142	194
3.000% due 02/24/2029 þ		142	195
3.000% due 02/24/2030 þ		142	197
3.000% due 02/24/2031 þ		142	199
3.000% due 02/24/2032 þ		142	200
3.000% due 02/24/2033 þ		142	201
3.000% due 02/24/2034 þ		142	204
3.000% due 02/24/2035 þ		142	201
3.000% due 02/24/2036 þ		142	201
3.000% due 02/24/2037 þ		142	204
3.000% due 02/24/2038 þ		142	205
3.000% due 02/24/2039 þ		142	206
3.000% due 02/24/2040 þ		142	205
3.000% due 02/24/2041 þ		142	208
3.000% due 02/24/2042 þ		142	209
Republic of South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,192
5.750% due 09/30/2049		1,200	1,164
Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	109
4.625% due 03/31/2025		1,700	1,961
5.200% due 02/16/2026		600	704

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

7.625% due 04/26/2029		$1,900	2,043
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		240	26
8.250% due 10/13/2024 ^(e)		28	3
9.250% due 09/15/2027 ^(e)		308	34
Total Sovereign Issues (Cost $47,007)			28,849

		SHARES

COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (f)		531,903	1,239
iHeartMedia, Inc. (f)		400	6
iHeartMedia, Inc. 'A' (f)		29,808	428
			1,673
CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (f)		466,592	5,730

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		11,400	3

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(f)(k)		50,497	631
Total Common Stocks (Cost $10,617)			8,037

WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		194,137	2,784

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		775,000	935
Total Warrants (Cost $4,106)			3,719

PREFERRED SECURITIES 4.5%

BANKING & FINANCE 1.2%

Nationwide Building Society 10.250% ~		34,400	7,241

INDUSTRIALS 3.3%

Sequa Corp. (12.000% PIK) 12.000% «(d)		18,029	18,795
Total Preferred Securities (Cost $20,955)			26,036

REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.		416,263	9,803
Total Real Estate Investment Trusts (Cost $5,426)			9,803

SHORT-TERM INSTRUMENTS 5.7%

REPURCHASE AGREEMENTS (l) 4.9%			28,451

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.1%
(10.186)% due 04/28/2020 - 08/27/2020 (g)(h)	ARS	30,457	311
U.S. TREASURY BILLS 0.7%
1.690% due 12/03/2019 - 01/16/2020 (c)(g)(h)(p)		$3,812	3,803

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Total Short-Term Instruments (Cost $33,241)	32,565
Total Investments in Securities (Cost $744,843)	753,097
Total Investments 130.7% (Cost $744,843)	$753,097
Financial Derivative Instruments (n)(o) (0.6)%(Cost or Premiums, net $2,606)	(3,600)
Auction Rate Preferred Shares (4.1)%	(23,525)
Other Assets and Liabilities, net (26.0)%	(149,763)
Net Assets Applicable to Common Shareholders 100.0%	$576,209

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$370	$3	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,454	631	0.11
		$1,824	$634	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.830%	10/31/2019	11/01/2019	$6,600	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(6,744)	$6,600	$6,600
FICC	1.250	10/31/2019	11/01/2019	3,251	U.S. Treasury Notes 2.000% due 12/31/2021	(3,321)	3,251	3,251
MBC	1.880	10/31/2019	11/01/2019	9,300	U.S. Treasury Notes 2.875% due 04/30/2025	(9,619)	9,300	9,301
RDR	1.820	10/31/2019	11/01/2019	9,300	U.S. Treasury Notes 1.875% due 06/30/2026	(9,524)	9,300	9,300
Total Repurchase Agreements						$(29,208)	$28,451	$28,452

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.428%	10/18/2019	11/18/2019	$(4,496)	$(4,500)
BPS	2.530	10/31/2019	01/29/2020	(1,023)	(1,023)
BRC	0.250	11/01/2019	TBD(3)	(905)	(905)
	0.500	09/23/2019	TBD(3)	(853)	(854)
	1.600	11/01/2019	TBD(3)	(151)	(151)
	1.850	09/23/2019	TBD(3)	(165)	(165)
CEW	2.470	10/22/2019	01/22/2020	(3,850)	(3,853)
	2.570	10/03/2019	11/04/2019	(4,180)	(4,189)
FOB	2.300	10/10/2019	11/12/2019	(13,133)	(13,151)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

JML	(0.300)	10/16/2019	01/15/2020	EUR	(2,623)	(2,925)
	0.950	10/18/2019	01/17/2020	GBP	(182)	(235)
	1.000	10/28/2019	01/28/2020		(2,706)	(3,506)
NOM	2.300	11/04/2019	01/03/2020		$(6,264)	(6,264)
	2.500	10/03/2019	11/04/2019		(1,123)	(1,125)
	2.500	10/04/2019	11/04/2019		(5,296)	(5,306)
	2.500	10/16/2019	11/19/2019		(1,213)	(1,214)
	2.500	10/17/2019	11/19/2019		(2,009)	(2,011)
	2.600	10/16/2019	11/19/2019		(1,286)	(1,288)
RDR	2.200	10/11/2019	11/08/2019		(11,150)	(11,164)
RTA	2.338	10/16/2019	11/15/2019		(7,540)	(7,548)
	2.352	10/11/2019	11/08/2019		(1,965)	(1,968)
	2.352	10/15/2019	11/14/2019		(3,782)	(3,786)
	2.352	10/31/2019	01/29/2020		(2,652)	(2,652)
	2.557	08/30/2019	12/02/2019		(5,668)	(5,693)
SOG	2.400	10/16/2019	11/18/2019		(2,713)	(2,716)
	2.550	09/09/2019	11/08/2019		(1,081)	(1,085)
	2.710	08/15/2019	11/13/2019		(5,913)	(5,948)
	2.710	10/21/2019	11/13/2019		(2,755)	(2,757)
TDM	1.950	11/01/2019	TBD(3)		(4,717)	(4,717)
	2.200	09/30/2019	11/01/2019		(4,738)	(4,748)
UBS	2.250	11/01/2019	TBD(3)		(8,251)	(8,251)
	2.300	10/07/2019	11/06/2019		(2,640)	(2,644)
	2.300	10/08/2019	11/07/2019		(2,310)	(2,314)
	2.371	10/15/2019	11/13/2019		(7,158)	(7,166)
	2.450	10/07/2019	11/06/2019		(1,684)	(1,687)
	2.450	10/28/2019	01/27/2020		(7,907)	(7,909)
	2.450	10/30/2019	01/28/2020		(1,214)	(1,214)
	2.500	09/23/2019	11/01/2019		(9,613)	(9,639)
	2.500	10/09/2019	11/07/2019		(1,038)	(1,040)
	2.500	10/22/2019	01/22/2020		(2,479)	(2,481)
	2.500	10/23/2019	01/22/2020		(2,749)	(2,751)
	2.535	10/02/2019	01/06/2020		(4,455)	(4,464)
	2.580	09/03/2019	12/02/2019		(1,356)	(1,362)
	2.582	08/23/2019	11/21/2019		(1,091)	(1,097)
	2.582	09/09/2019	11/21/2019		(1,151)	(1,155)
	2.590	09/04/2019	12/04/2019		(1,151)	(1,156)
	2.630	08/13/2019	11/13/2019		(193)	(194)
	2.637	08/07/2019	11/07/2019		(14,740)	(14,833)
	2.676	09/05/2019	12/06/2019		(191)	(192)
Total Reverse Repurchase Agreements						$(178,996)

(m)	Securities with an aggregate market value of $176,761 and cash of $81 have been pledged as collateral under the terms of master agreements as of October 31, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended October 31, 2019 was $(158,447) at a weighted average interest rate of 2.521%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.803%	$600	$(1)	$(14)	$(15)	$3	$0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	157.520	5,500	(178)	(2,398)	(2,576)	0	(12)
						$(179)	$(2,412)	$(2,591)	$3	$(12)

INTEREST RATE SWAPS

									Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$64,000	$(594)	$4,293	$3,699	$306	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	75,590	4,663	1,018	5,681	496	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	44,900	325	3,229	3,554	414	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	68,300	3,736	5,463	9,199	745	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	169,400	(5,526)	66,692	61,166	4,444	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	23,000	(92)	(2,392)	(2,484)	0	(618)
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	17,700	(127)	(725)	(852)	0	(463)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		89,000	57	3,654	3,711	0	(2,210)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	203	170	0	(366)
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		50,400	(180)	2,278	2,098	0	(1,251)
Receive(5)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	(217)	(275)	0	(388)
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(1,132)	(1,165)	0	(291)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	552	740	2	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029	EUR	2,000	(40)	(64)	(104)	0	(8)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		$13,000	238	79	317	0	(49)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	22,000	229	(6)	223	0	(267)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,300	32	49	81	0	(48)
							$2,785	$82,974	$85,759	$6,407	$(5,959)
Total Swap Agreements							$2,606	$80,562	$83,168	$6,410	$(5,971)

Cash of $11,656 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	11/2019	GBP	59,601		$73,538	$0	$(3,666)
BPS	11/2019	EUR	220		245	0	(1)
	11/2019		$782	GBP	638	45	0
	12/2019	PEN	2,384		$706	0	(6)
BRC	11/2019	EUR	33,184		36,371	0	(638)
CBK	11/2019		463		511	0	(6)
	11/2019	GBP	1,741		2,225	0	(30)
	11/2019		$902	GBP	718	28	0
GLM	11/2019		37,536	EUR	33,866	235	0
	12/2019	EUR	33,867		$37,608	0	(234)
JPM	01/2020		$5,653	MXN	110,761	37	0
SCX	11/2019		77,133	GBP	59,986	570	0
	12/2019	GBP	59,986		$77,206	0	(567)
SOG	11/2019		$6,107	RUB	396,344	65	0
	12/2019		2,631		178,007	129	0
Total Forward Foreign Currency Contracts						$1,109	$(5,148)

(p)	Securities with an aggregate market value of $3,803 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2019.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$59,771	$1,384	$61,155
Corporate Bonds & Notes
Banking & Finance	0	132,238	0	132,238
Industrials	0	131,279	564	131,843
Utilities	0	43,178	0	43,178
Convertible Bonds & Notes
Industrials	0	4,949	0	4,949
Utilities	0	7	0	7
Municipal Bonds & Notes
California	0	1,285	0	1,285
Illinois	0	15,883	0	15,883
Virginia	0	735	0	735
West Virginia	0	7,715	0	7,715
U.S. Government Agencies	0	19,973	4,890	24,863
Non-Agency Mortgage-Backed Securities	0	105,545	0	105,545

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Asset-Backed Securities	0	101,243	13,449	114,692
Sovereign Issues	0	28,849	0	28,849
Common Stocks
Communication Services	1,667	6	0	1,673
Consumer Discretionary	5,730	0	0	5,730
Energy	0	3	0	3
Industrials	0	0	631	631
Warrants
Communication Services	0	2,784	0	2,784
Industrials	0	0	935	935
Preferred Securities
Banking & Finance	0	7,241	0	7,241
Industrials	0	0	18,795	18,795
Real Estate Investment Trusts
Real Estate	9,803	0	0	9,803
Short-Term Instruments
Repurchase Agreements	0	28,451	0	28,451
Argentina Treasury Bills	0	311	0	311
U.S. Treasury Bills	0	3,803	0	3,803
Total Investments	$17,200	$695,249	$40,648	$753,097

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,410	0	6,410
Over the counter	0	1,109	0	1,109
	$0	$7,519	$0	$7,519
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,971)	0	(5,971)
Over the counter	0	(5,148)	0	(5,148)
	$0	$(11,119)	$0	$(11,119)
Total Financial Derivative Instruments	$0	$(3,600)	$0	$(3,600)
Totals	$17,200	$691,649	$40,648	$749,497

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2019:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2019 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,889	$141	$(125)	$(57)	$(1)	$(54)	$0	$(2,409)	$1,384	$1
Corporate Bonds & Notes
Industrials	0	824	0	1	0	(261)	0	0	564	(261)
U.S. Government Agencies	4,866	0	(20)	86	7	(49)	0	0	4,890	(50)
Asset-Backed Securities	16,154	0	0	0	0	(118)	0	(2,587)	13,449	(103)
Common Stocks
Industrials	732	0	0	0	0	(101)	0	0	631	(101)
Warrants
Industrials	1,437	0	0	0	0	(502)	0	0	935	(502)
Preferred Securities
Industrials	20,979	585	0	0	0	(2,769)	0	0	18,795	(2,769)
Totals	$48,057	$1,550	$(145)	$30	$6	$(3,854)	$0	$(4,996)	$40,648	$(3,785)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$101	Proxy Pricing	Base Price	100.897
	1,283	Third Party Vendor	Broker Quote	98.375 - 101.000
Corporate Bonds & Notes
Industrials	564	Other Valuation Techniques(2)	-	-
U.S. Government Agencies	4,890	Proxy Pricing	Base Price	60.750
Asset-Backed Securities	13,449	Proxy Pricing	Base Price	4,388.350 - 101,596.692
Common Stocks
Industrials	631	Other Valuation Techniques(2)	-	-
Warrants
Industrials	935	Other Valuation Techniques(2)	-	-
Preferred Securities
Industrials	18,795	Fundamental Valuation	Company Equity Value	$767,645,260.160

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2019 (Unaudited)

Total	$40,648

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	RTA	RBC (Barbados) Trading Bank Corp.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
CEW	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Information Classification: Limited Access